                                                                  EXHIBIT (d)(v)

                         NOTICE OF GUARANTEED DELIVERY
                         For Shares of Common Stock of

                              PACHOLDER FUND, INC.
                   Subscribed for under Primary Subscription
                      and the Over-Subscription Privilege

As set forth in the Prospectus, this form or one substantially equivalent hereto may be used as a means of effecting subscription and payment for all shares of the Fund's common stock (the "Shares") subscribed for under the Primary Subscription and the Over-Subscription Privilege. Such form may be delivered by hand or sent by facsimile transmission, overnight courier or first-class mail to the Subscription Agent.

                           The Subscription Agent is:

                      STATE STREET BANK AND TRUST COMPANY
                       Attention: Corporate Actions Dept.

By Mail:                              By Facsimile:
EquiServe L.P.                        (781) 575-4817
P.O. Box 9573
Boston, MA  02205-8686                Confirm by telephone to:
                                      (781) 575-4816

By Overnight Courier:                             By Hand:
EquiServe L.P.                        Securities Transfer & Reporting
40 Campanelli Drive                   Services, Inc.
Braintree, MA  02184                  EquiServe L.P.
                                      100 William Street, Galeria
                                      New York, NY  10038


DELIVERY OF THIS INSTRUMENT TO AN ADDRESS, OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER, OTHER THAN AS SET FORTH ABOVE, DOES NOT CONSTITUTE A VALID DELIVERY.

The financial institution which completes this form must be a member of the Securities Transfer Agents Medallion Program, the Stock Exchange Medallion Program or the New York Stock Exchange Medallion Signature Program, and must communicate this guarantee and the number of Shares subscribed for in connection with this guarantee (separately disclosed as to the Primary Subscription and the Over-Subscription Privilege) to the Subscription Agent. The financial institution must deliver this Notice of Guaranteed Delivery, guaranteeing delivery of (a) payment in full of the estimated subscription price for all subscribed Shares and (b) a properly completed and signed copy of the Subscription Certificate to the Subscription Agent prior to 5:00 p.m., Eastern time, on the Expiration Date. The Subscription Certificate and full payment must then be received by the Subscription Agent by no later than the close of business on the third Business Day after the Expiration Date. Failure to do so will result in a forfeiture of the Rights.

                                   GUARANTEE

The undersigned, a member of one of the three Medallion Programs referenced above, guarantees delivery to the Subscription Agent by no later than 5:00 p.m., Eastern time, on the third Business Day after the Expiration Date (March 23,
1999) of (a) a properly completed and executed Subscription Certificate, and (b) payment of the full estimated Subscription Price for Shares subscribed for on Primary Subscription and for any additional Shares subscribed for pursuant to the Over-Subscription Privilege, as subscription for such Shares is indicated herein or in the Subscription Certificate.

                           (continued on other side)

                                           Broker Assigned Control #
                                                                    ------------

                              PACHOLDER FUND, INC.

1.  Primary Subscription        Number of Rights to be       Number of Primary Shares         Payment to be made in
                                Exercised                    requested for which you are      connection with Primary
                                                             guaranteeing delivery of         Shares
                                                             Rights and Payment

                                _________ Rights             _________ Shares                 $__________________
                                                             (Rights / by 3)

2.  Over-Subscription                                        Number of Over-Subscription      Payment to be made in
                                                             Shares requested for which       connection with
                                                             you are guaranteeing payment     Over-Subscription Shares

                                                             _________ Shares                 $__________________
3.  Totals                      Total Number of
                                Rights to be Delivered       _________ Rights                 $__________________
                                                                                              Total Payment

Method of delivery (circle one)

A.            Through DTC

B. Direct to State Street Bank and Trust Company, as Subscription Agent. Please reference below the registration of the Rights to be delivered.


                     -------------------------------------

                     -------------------------------------

                    --------------------------------------

                              PACHOLDER FUND, INC.

                                RIGHTS OFFERING

                         BENEFICIAL OWNER CERTIFICATION

  The undersigned, a bank, broker or other nominee of Rights to purchase Shares of common stock of Pacholder Fund, Inc. pursuant to the rights offering (the "Offer") described and provided for in the Fund's prospectus dated February ___, 1999 (the "Prospectus"), hereby certifies to Pacholder Fund, Inc. and to State Street Bank and Trust Company, as Subscription Agent for the Offer, that for each numbered line filled in below the undersigned has purchased, on behalf of the beneficial owner thereof (which may be the undersigned), the number of Shares specified on such line pursuant to the Primary Subscription (as defined in the Prospectus) and such beneficial owner wishes to subscribe for the purchase of additional Shares pursuant to the Over-Subscription Privilege (as defined in the Prospectus), in the amount set forth in the third column of such line:

                 I                                      II                                     III
--------------------------------------------------------------------------------------------------------------------
                                                 Number of Shares                        Number of Shares
                                              Purchased Pursuant to                   Requested Pursuant to
Record Date Shares                             Primary Subscription                Over-Subscription Privilege
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

Total =                               Total =                                 Total =
--------------------------------------------------------------------------------------------------------------------

                ----------------------------------------------------------------------------------------------------
                                                            Name of Nominee Holder

By:
                ----------------------------------------------------------------------------------------------------
                Name:
                Title:

Dated:                          , 1999
                ----------------

Provided the following information if applicable.

                -----------------------------------------------------------------------------------------------------
                                                            DTC Participant Number


                -----------------------------------------------------------------------------------------------------
                                                            DTC Basic Subscription Confirmation Number

Contact Number:
                -----------------------------------------------------------------------------------------------------

Phone Number:
                -----------------------------------------------------------------------------------------------------